Exhibit 99.2

FOURTH MODIFICATION TO LOAN DOCUMENTS

THIS FOURTH MODIFICATION TO LOAN DOCUMENTS (this “Modification Agreement”) is entered into as of March 19, 2012, by and among SUNLINK HEALTH SYSTEMS, INC., a corporation organized under the laws of the State of Ohio (“SHSI”), SUNLINK HEALTHCARE LLC, a limited liability company organized under the laws of the State of Georgia, DEXTER HOSPITAL, LLC, a limited liability company organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC., a corporation organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC., a corporation organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF HOUSTON, INC., a corporation organized under the laws of the State of Georgia, HEALTHMONT OF GEORGIA, INC., a corporation organized under the laws of the State of Tennessee, HEALTHMONT, LLC, a limited liability company organized under the laws of the State of Georgia, HEALTHMONT OF MISSOURI, LLC, a limited liability company organized under the laws of the State of Georgia, SUNLINK SERVICES, INC., a corporation organized under the laws of the State of Georgia, SUNLINK SCRIPTSRX, LLC (f/k/a Sunlink Homecare Services, LLC), a limited liability company organized under the laws of the State of Georgia, CENTRAL ALABAMA MEDICAL ASSOCIATES, LLC, a limited liability company organized under the laws of the State of Georgia, DAHLONEGA CLINIC, LLC, a limited liability company organized under the laws of the State of Georgia, CARMICHAEL’S CASHWAY PHARMACY, INC., a corporation organized under the laws of Louisiana, CARMICHAEL’S NUTRITIONAL DISTRIBUTOR, INC., a corporation organized under the laws of Louisiana, and BREATH OF LIFE HOME HEALTH EQUIPMENT, INC., a corporation organized under the laws of Louisiana (each individually, a “Borrower” and, collectively, the “Borrowers”), the other persons designated as “Credit Parties” on the signature pages hereof, the financial institutions who are parties to this Modification Agreement as Lenders (the “Lenders”), and CHATHAM CREDIT MANAGEMENT III, LLC, a Georgia limited liability company (in its individual capacity “Chatham”), as Agent.

RECITALS

WHEREAS, the Agent, Union Bank of California, N.A., as the funding agent (the “Funding Agent”), the financial institutions that are party thereto as lenders, the Borrowers and the other Credit Parties are parties to that certain Amended and Restated Credit Agreement, dated as of August 1, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement);

WHEREAS, HealthMont of Missouri, LLC, expects to enter into a certain Loan Agreement with SHSI, HealthMont, LLC, and Pioneer Bank, SSB (the “HealthMont RDA Lender”) on March 19, 2012, and certain other related instruments and agreements (collectively, the “HealthMont RDA Loan Transaction”), and intends to prepay a portion of the Term Loan with the proceeds of the HealthMont RDA Loan Transaction;

WHEREAS, the Borrowers are hereby requesting that the Agent and Lenders (i) consent to the HealthMont RDA Loan Transaction and (ii) agree to modify certain terms of the Credit Agreement in connection with the closing of the HealthMont RDA Loan Transaction, in each case, in accordance with the terms of this Modification Agreement; and

WHEREAS, the Agent and Lenders agree (i) to consent to the HealthMont RDA Loan Transaction and (ii) to modify certain terms of the Credit Agreement in connection with the closing of the HealthMont RDA Loan Transaction, in each case, on the terms and subject to the conditions described herein,

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1. Approval of HealthMont RDA Loan Transaction. The Credit Parties have advised the Agent and the Lenders that SHSI, HealthMont, LLC, and HealthMont of Missouri, LLC, desire to enter into that certain HealthMont RDA Loan Transaction with the HealthMont RDA Lender, as described in detail as follows: (a) HealthMont of Missouri, LLC, will enter into a loan agreement with the HealthMont RDA Lender, SHSI, and HealthMont, LLC, together with certain related term notes evidencing indebtedness in an aggregate principal amount of $5,000,000, (b) SHSI and HealthMont, LLC, will enter into certain guarantees in favor of the HealthMont RDA Lender, and (c) HealthMont of Missouri, LLC, will enter into a security agreement and a deed of trust (as in effect on the date hereof, the “HealthMont RDA Security Documents”), pursuant to which HealthMont of Missouri, LLC, will grant a lien on and security interest in the assets and property described in such HealthMont RDA Security Documents as “Collateral” and “Mortgaged Property” to and for the benefit of the HealthMont RDA Lender (such assets and property, the “HealthMont RDA Collateral”).

Section 6.5 of the Credit Agreement prohibits the creation of certain restrictions on the creation of Liens or the payment of dividends and distributions. Sections 6.13, 6.14 and 6.15 of the Credit Agreement prohibit the incurrence of certain Indebtedness, Liens, and Contingent Obligations (subject to enumerated exceptions), and Section 6.2 of the Credit Agreement prohibits the assignment and other conveyances of any property (subject to enumerated exceptions) of the Credit Parties or their Subsidiaries. The Credit Parties request that the Agent and the Lenders consent to the HealthMont RDA Loan Transaction (including the granting of security interests relating thereto) notwithstanding the terms of Sections 6.2, 6.5, 6.13, 6.14 and 6.15 (such consent, the “Requested Consent”). Subject to the terms of this Modification Agreement and satisfaction of each of the conditions to the Effective Date set forth herein, the Agent and the Lenders hereby agree to the Requested Consent.

Section 2. Changes to Credit Agreement. Subject to the satisfaction of the applicable conditions to the Effective Date set forth in Section 3 herein, the Borrowers, the other Credit Parties, the Agent and the Lenders hereby agree as follows:

(a) Section 1.1 of the Credit Agreement is revised by adding the following new defined term in proper alphabetical order:

““HealthMont RDA Collateral”: has the definition ascribed to such term in that certain Fourth Amendment to Loan Documents dated as of March 19, 2012, among the Borrowers, the Credit Parties, the Agent and the Lenders.”

““HealthMont RDA Lender”: Pioneer Bank, SSB.”

““HealthMont RDA Loan”: that certain $5,000,000 loan from the HealthMont RDA Lender to HealthMont of Missouri, LLC, evidenced by the HealthMont RDA Loan Documents.”

““HealthMont RDA Loan Documents”: that certain Loan Agreement dated as of March     , 2012, by and among HealthMont, LLC, HealthMont of Missouri, LLC, SHSI, and the HealthMont RDA Lender, together with all related notes, security agreements, guarantees, documents, instruments, financing statements, and deeds of trusts executed in connection therewith, as the same may be amended or modified from time to time in accordance with Section 5.17(a) of this Agreement.”

(b) Section 6.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.5 Negative Pledges; Subsidiary Restrictions. Except as set forth in the HealthMont RDA Loan Documents with respect to HealthMont of Missouri, LLC and its Subsidiaries, no Credit Party will, nor permit any Subsidiary to, enter into any agreement, bond, note or other instrument with or for the benefit of any Person other than the Agent and Lenders which would (i) prohibit such Credit Party or such Subsidiary from granting, or otherwise limit the ability of the such Credit Party or such Subsidiary to grant, to the Agent, for the benefit of the Beneficiaries, any Lien on any assets or properties of such Credit Party or such Subsidiary, or (ii) require such Credit Party or such Subsidiary to grant a Lien to any other Person if such Credit Party or such Subsidiary grants any Lien to the Agent, for the benefit of the beneficiaries. Except as set forth in the HealthMont RDA Loan Documents with respect to HealthMont of Missouri, LLC and its Subsidiaries, no Credit Party will permit any Subsidiary to place or allow any restriction, directly or indirectly, on the ability of such Subsidiary to (a) pay dividends or any distributions on or with respect to such Subsidiary’s capital stock or (b) make loans or other cash payments to such Credit Party.”

(c) Section 6.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.7 Transactions with Affiliates. No Credit Party will, nor permit any Subsidiary to, enter into any transaction with any Affiliate of such Credit Party except upon fair and reasonable terms no less favorable than such Credit Party, or such Subsidiary, would obtain in a comparable arm’s-length transaction with a Person not an Affiliate; provided, however, (i) subject to clause (ii) below, the Credit Parties shall be permitted to (x) make the transfers, distributions, payments or prepayments permitted under Section 6.6 hereof to its Subsidiaries and Affiliates and (y) make loans to other Borrowers provided such loans are evidenced by the Subordinated Intercompany Note and (ii) notwithstanding anything to the contrary contained in this Agreement, on and after the occurrence of an Event of Default and during the continuation thereof, no Credit Party will provide any intercompany loans to, make any additional Investments of any kind in, or transfer any cash or other assets to HealthMont of Missouri, LLC.”

(d) Section 6.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.9 Deposit and Other Accounts. No Credit Party will, nor permit any Subsidiary to (a) establish any Deposit Accounts investment accounts or securities accounts other than those described on Schedule 4.28, except for Deposit Accounts, investment accounts or securities accounts as to which the applicable Credit Party or Subsidiary(ies), as applicable, shall have delivered to the Agent a Control Agreement in form and substance satisfactory to the Agent (except in the case of any Local Bank Account as to which the applicable Credit Party shall have delivered to the Agent a Local Bank Account Agreement in form and substance satisfactory to the Agent), (b) violate directly or indirectly any bank agency agreement, Control Agreement, Local Bank Account Agreement or other agreement in favor of the Agent or (c) revoke or attempt to revoke any instructions or directions given by it under any Control Agreement, Local Bank Account Agreement or other agreement with respect to or altering the rights of the Agent and Lenders thereunder, including, without limitation, attempting to make any withdrawal from or requesting the reduction of funds on deposit in any Local Bank Account without the prior written consent of the Agent; provided, however, that (i) HealthMont of Georgia, Inc. may maintain account #20354 with Park Avenue Bank that is not subject to a Control Agreement as long as the aggregate amount of funds on deposit in such account does not exceed $6,000 at any time and (ii) HealthMont of Missouri, LLC, may maintain an account or accounts with the HealthMont RDA Lender that are not specifically listed on Schedule 4.28 and are not subject to a Control Agreement as long as the HealthMont RDA Loan is outstanding for the following purposes: (x) to hold proceeds of the delayed draw portion of the HealthMont RDA Loan prior to such amounts being used for construction of intended improvements on the Real Estate (as defined in the HealthMont RDA Loan Documents), (y) to hold proceeds of HealthMont RDA Collateral prior to such proceeds being used for reinvestment purposes, payments to the HealthMont RDA Lender, or repairs, replacements, or restoration of any assets or property in accordance with the terms of the HealthMont RDA Loan Documents, and/or (z) to hold any funds related to taxes on the Real Estate (as defined in the HealthMont RDA Loan Documents).”

(e) Section 6.12(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(j) Any other Investment if the aggregate consideration therefore does not exceed $500,000 (other than any additional Investments in HealthMont of Missouri, LLC, which additional Investments shall not be permitted on and after the occurrence of an Event of Default and during the continuation thereof).”

(f) Section 6.13(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e) Indebtedness owed by a Borrower to another Borrower; provided that, on and after the occurrence of an Event of Default and during the continuation thereof, HealthMont of Missouri, LLC may not incur any additional Indebtedness owing to any other Credit Party which is not a Subsidiary of HealthMont of Missouri, LLC).”

(g) A new Section 6.13(i) of the Credit Agreement is hereby added to read as follows:

“(i) Indebtedness (including guarantees) relating to the HealthMont RDA Loan and the HealthMont RDA Loan Documents owing by one or more Credit Parties to the HealthMont RDA Lender in an aggregate principal amount not to exceed $5,000,000.”

(h) A new Section 6.14(l) of the Credit Agreement is hereby added to read as follows:

“(l) Liens upon the HealthMont RDA Collateral securing Indebtedness permitted by Section 6.13(i).”

(i) Section 6.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.15 Contingent Liabilities. No Credit Party will, nor permit any Subsidiary to, be or become liable on any Contingent Obligations except Contingent Obligations existing on the date of this Agreement and disclosed on Schedule 6.15, Contingent Obligations of HealthMont, LLC and SHSI relating to the HealthMont RDA Loan and the HealthMont RDA Loan Documents, and Contingent Obligations for the benefit of the Agent and Lenders.”

(j) A new Section 6.28 of the Credit Agreement is hereby added to read as follows:

“Section 6.28 Changes to HealthMont RDA Loan Documents. No Credit Party will change or amend the terms of any HealthMont RDA Loan Document in a manner adverse to the rights or interests of any Credit Party which is a party thereto or adverse to the rights or interests of the Agent and the Lenders without obtaining the prior written consent of the Required Lenders.”

(k) A new Section 6.29 of the Credit Agreement is hereby added to read as follows:

“Section 6.29 Prepayments of HealthMont RDA Loan. No Credit Party shall, directly or indirectly, voluntarily prepay any principal in respect of the HealthMont RDA Loan.”

(l) Schedule 4.28 {Deposit Accounts} of the Credit Agreement is hereby amended and restated to read as provided on Schedule 4.28 attached hereto as Exhibit A.

Section 3. Conditions Precedent. The terms of Section 1 and Section 2 of this Modification Agreement shall become effective as of the date each of the following conditions is satisfied (the “Effective Date”):

(a) The Agent shall have received duly executed counterparts to this Modification Agreement from each of the Credit Parties, the Agent, and the Lenders;

(b) The Agent shall have received duly executed counterparts to a mortgagee waiver agreement executed by the HealthMont RDA Lender, in favor of the Agent and in form and substance acceptable to the Agent;

(c) The Agent shall have duly executed and delivered a lien subordination agreement in favor of the HealthMont RDA Lender, in form and substance acceptable to the Agent;

(d) The HealthMont RDA Loan Transaction shall have been consummated and the Borrowers shall have received proceeds (net of all reasonable transaction costs, expenses and holdbacks) of not less than $3,750,000 from the HealthMont RDA Loan Transaction;

(e) The Agent and Lenders shall have received fully executed copies of the HealthMont RDA Loan Documents and any other documents relating to the HealthMont RDA Loan Transaction, which shall in each case be on terms and conditions reasonably satisfactory to the Agent and the Lenders;

(f) For the ratable benefit of the Lenders on the basis of their Pro Rata Shares, the Agent shall have received, by wire transfer, in immediately available funds, a prepayment of principal in the amount equal to $3,250,000, which will be applied by the Agent to the unpaid principal balance of the Term Loan; and

(g) The Agent shall have received payment of its reasonable legal fees and out-of-pocket expenses arising from and relating to this Modification Agreement.

Section 4. Representations and Warranties. Each of the Credit Parties hereby represents and warrants to the Agent and Lenders, which representations and warranties shall survive the execution and delivery of this Modification Agreement, that:

(a) All of the representations and warranties contained in Article IV of the Credit Agreement shall be true and correct in all material respects (except with respect to those representations and warranties which are qualified as to materiality in which case such specific materiality qualifiers shall apply) on the Effective Date, with the same force and effect as if made on such date, unless such representation and warranty expressly applies to an earlier date, in which case such representation and warranty shall be deemed made as of such earlier date.

(b) The execution, delivery and performance by each Credit Party of this Modification Agreement have been duly authorized by all necessary corporate action by such Credit Party. This Modification Agreement constitutes the legal, valid and binding obligations of each Credit Party executing the same, enforceable against each Credit Party in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies.

(c) The execution, delivery and performance by each Credit Party of this Modification Agreement will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to such Credit Party, (ii) violate or contravene any provision of the Articles or Certificates of Incorporation or Formation, bylaws, operating agreement or partnership agreement of such Credit Party, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which such Credit Party is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder.

(d) No Default or Event of Default has occurred and is continuing.

(e) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of any Credit Party to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Modification Agreement.

Section 5. Acknowledgment; Release. The Credit Parties acknowledge and agree that their obligations to the Agent and the Lenders under the Credit Agreement as revised hereby are owing without offset, defense or counterclaim assertable by the Credit Parties against the Agent or any Lender. The Credit Parties further acknowledge and agree that the Security Documents continue to secure the obligations of the Borrowers under the Credit Agreement as revised hereby. Each of the Credit Parties hereby waives, releases and discharges Agent, the Funding Agent and Lenders from any and all claims, demands, actions or causes of action arising out of or in any way relating to the Loans, the other Obligations, the Loan Documents and/or any documents, agreements, dealings or other matters connected with any of the foregoing including, without limitation, all known and unknown matters, claims, transactions, or things occurring prior to the date of this Modification Agreement related to the Loans, the other Obligations, the Loan Documents and/or any documents, agreements, dealings or other matters connected with any of the foregoing.

Section 6. General Provisions.

(a) Except as specifically revised or waived set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Each of the Credit Parties hereby confirms its respective guarantees, pledges, grants of security interests and mortgages and other obligations, as applicable, under and subject to the terms of each of the other Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Modification

Agreement, such guarantees, pledges, grants of security interests and mortgages and other obligations, and the terms of each of the other Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect after giving effect to this Modification Agreement.

(b) The execution, delivery and effectiveness of this Modification Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the Effective Date of this Modification Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as revised hereby.

(c) Each Credit Party acknowledges and agrees that the revisions, waivers and consents set forth herein are effective solely for the purposes set forth herein and shall not be deemed (i) except as expressly provided in this Modification Agreement, to be a consent by the Agent or any Lender to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate the Agent or Lenders to forbear, waive, consent or execute similar revisions or waivers under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of the Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Modification Agreement.

(d) This Modification Agreement may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Modification Agreement by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Modification Agreement.

(e) In case any provision in or obligation under this Modification Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(f) This Modification Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(g) Without limiting the general applicability of Section 8.2 of the Credit Agreement, the Credit Parties agree to reimburse the Agent for the reasonable fees, costs and expenses of counsel in connection with the preparation, negotiation, execution, delivery and administration of this Modification Agreement.

(h) This Modification Agreement shall constitute a Loan Document.

(i) Section headings in this Modification Agreement are included herein for convenience of reference only and shall not constitute a part of this Modification Agreement for any other purposes.

(j) THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS MODIFICATION AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

<Signatures Appear on the Following Pages>

IN WITNESS WHEREOF, the parties hereto have executed this Modification Agreement as of the date first written above.

BORROWERS:

SUNLINK HEALTH SYSTEMS, INC., as a Borrower and Borrowers’ Agent

By:
Name:
Title:

SUNLINK HEALTHCARE, LLC, as a Borrower
By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

DEXTER HOSPITAL, LLC, as a Borrower
By its Sole Member SunLink Healthcare, LLC

By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC., as a Borrower

By:
Name:
Title:

SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC., as a Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE FOURTH MODIFICATION TO LOAN DOCUMENTS]

SOUTHERN HEALTH CORPORATION OF HOUSTON, INC.,
as a Borrower

By:
Name:
Title:

HEALTHMONT OF GEORGIA, INC., as a Borrower

By:
Name:
Title:

HEALTHMONT, LLC, as a Borrower
By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

HEALTHMONT OF MISSOURI, LLC, as a Borrower
By its Sole Member HealthMont, LLC

By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

SUNLINK SERVICES, INC., as a Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE FOURTH MODIFICATION TO LOAN DOCUMENTS]

SUNLINK SCRIPTSRX, LLC
(f/k/a SunLink Homecare Services, LLC), as a Borrower
By its sole member SunLink Health Systems, Inc.

By:
Name:
Title:

CENTRAL ALABAMA MEDICAL ASSOCIATES, LLC, as a Borrower
By its Sole Member SunLink Healthcare, LLC

By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

DAHLONEGA CLINIC, LLC, as a Borrower
By its Sole Member Southern Health Corporation of Dahlonega, Inc.

By:
Name:
Title:

CARMICHAEL’S CASHWAY PHARMACY, INC., as a Borrower

By:
Name:
Title:

CARMICHAEL’S NUTRITIONAL DISTRIBUTOR, INC., as a Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE FOURTH MODIFICATION TO LOAN DOCUMENTS]

BREATH OF LIFE HOME HEALTH EQUIPMENT, INC.,
as a Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE FOURTH MODIFICATION TO LOAN DOCUMENTS]

AGENT:

CHATHAM CREDIT MANAGEMENT III, LLC, as Agent

By:
Name:
Title:

[SIGNATURE PAGE TO THE FOURTH MODIFICATION TO LOAN DOCUMENTS]

FUNDING AGENT:

UNION BANK OF CALIFORNIA, N.A., as Funding Agent

By:
Name:
Title:

[SIGNATURE PAGE TO THE FOURTH MODIFICATION TO LOAN DOCUMENTS]

LENDERS:

CHATHAM CREDIT MANAGEMENT III, LLC, not individually, but as agent for CHATHAM INVESTMENT FUND QP III, LLC, as a Lender and CHATHAM INVESTMENT FUND III, LLC, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THE FOURTH MODIFICATION TO LOAN DOCUMENTS]

LENDERS:

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THE FOURTH MODIFICATION TO LOAN DOCUMENTS]